UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report –February 3, 2005

(Date of earliest event reported)

PENN NATIONAL GAMING, INC.

 (Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, PA 19610
(Address of principal executive offices)		(Zip Code)

Area Code (610) 373-2400
(Registrant’s telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On February 3, 2005, Penn National Gaming, Inc. (the “Company”) issued a press release announcing financial results for its fourth quarter and full fiscal year ended December 31, 2004 and conducted a conference call to discuss such financial results.  The full text of the press release is attached as Exhibit 99.1.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01                                             Other Events.

On February 3, 2005, the Company issued a press release announcing that its Board of Directors authorized a two-for-one stock split of the Company’s common stock to be effected as a stock dividend of one additional share of the Company’s common stock for each share held.  The additional shares will be distributed on March 7, 2005 to shareholders of record as of February 14, 2005.  The full text of the press release is attached as Exhibit 99.2.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description
99.1	Press release, dated February 3, 2005, issued by Penn National Gaming, Inc. announcing financial results for its fourth quarter and full fiscal year ended December 31, 2004.

99.2	Press release, dated February 3, 2005, issued by Penn National Gaming, Inc. announcing a two-for-one stock split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 8, 2005	Penn National Gaming, Inc.

	By:	/s/Robert S. Ippolito
Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 3, 2005, issued by Penn National Gaming, Inc. announcing financial results for its fourth quarter and full fiscal year ended December 31, 2004.

99.2	Press release, dated February 3, 2005, issued by Penn National Gaming, Inc. announcing a two-for-one stock split.